Exhibit 99.3

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Review

June 2012

Table of Contents

Quarterly Key Statistics	1

Year To Date Key Statistics	2

Key Statistics Footnotes	3

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin Analysis	8 - 9

Selected Quarterly Income Statement Data	10 - 11

Quarterly Mortgage Banking Income	12

Quarterly Credit Reserves Analysis	13

Quarterly Net Charge-Off Analysis	14

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	15

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	16

Quarterly Common Stock Summary, Capital, and Other Data	17

Consolidated Year To Date Average Balance Sheets	18

Consolidated Year To Date Net Interest Margin Analysis	19 - 20

Selected Year To Date Income Statement Data	21 - 22

Year To Date Mortgage Banking Income	23

Year To Date Credit Reserves Analysis	24

Year To Date Net Charge-Off Analysis	25

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	26

Year To Date Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	27

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I definition, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in Generally Accepted Accounting Principles (“GAAP”) or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in this press release in their entirety, and not to rely on any single financial measure.

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Key Statistics(1)

(Unaudited)

	2012		2011	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Second	First	Second	1Q12	2Q11
Net interest income	$428,962	$417,209	$403,337	3%	6%
Provision for credit losses	36,520	34,406	35,797	6	2
Noninterest income	253,819	285,320	255,767	(11)	(1)
Noninterest expense	444,269	462,676	428,409	(4)	4

Income before income taxes	201,992	205,447	194,898	(2)	4
Provision for income taxes	49,286	52,177	48,980	(6)	1

Net income	$152,706	$153,270	$145,918	—%	5%

Dividends on preferred shares	7,984	8,049	7,704	(1)	4

Net income applicable to common shares	$144,722	$145,221	$138,214	—%	5%

Net income per common share—diluted	$0.17	$0.17	$0.16	—%	6%
Cash dividends declared per common share	0.04	0.04	0.01	—	300
Book value per common share at end of period	6.13	5.97	5.66	3	8
Tangible book value per common share at end of period	5.49	5.33	5.00	3	10

Average common shares—basic	862,261	864,499	863,358	—	—
Average common shares—diluted	867,551	869,164	867,469	—	—

Return on average assets	1.10%	1.13%	1.11%
Return on average common shareholders’ equity	11.1	11.4	11.6
Return on average tangible common shareholders’ equity(2)	13.1	13.5	13.3
Net interest margin(3)	3.42	3.40	3.40
Efficiency ratio(4)	62.8	63.8	62.7
Effective tax rate	24.4	25.4	25.1

Average loans and leases	$41,178,520	$39,144,688	$38,535,019	5	7
Average loans and leases—linked quarter annualized growth rate	20.8%	(3.8)%	4.6%
Average earning assets	$51,050,479	$49,766,526	$48,017,199	3	6
Average total assets	55,837,396	54,656,001	52,769,511	2	6
Average core deposits(5)	42,780,749	41,387,049	39,106,550	3	9
Average core deposits—linked quarter annualized growth rate	13.5%	0.3%	(1.7)%
Average shareholders’ equity	$5,617,615	$5,492,228	$5,144,771	2	9

Total assets at end of period	56,622,959	55,876,654	53,050,039	1	7
Total shareholders’ equity at end of period	5,649,231	5,549,828	5,252,643	2	8

Net charge-offs (NCOs)	84,245	82,992	97,534	2	(14)
NCOs as a % of average loans and leases	0.82%	0.85%	1.01%
Nonaccrual loans and leases (NALs)(6)	$474,166	$467,558	$614,225	1	23
NAL ratio(6)	1.19%	1.15%	1.57%
Nonperforming assets (NPAs)(7)	$523,250	$527,077	$652,937	(1)	20
NPA ratio(7)	1.31%	1.29%	1.67%
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.15	2.24	2.74
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	2.28	2.37	2.84
ACL as a % of NALs	192	206	181
ACL as a % of NPAs	174	183	170
Tier 1 leverage ratio (8)	10.34	10.55	10.25
Tier 1 common risk-based capital ratio(8)	10.08	10.15	9.92
Tier 1 risk-based capital ratio (8)	11.93	12.22	12.14
Total risk-based capital ratio (8)	14.41	14.76	14.89
Tangible common equity / risk-weighted assets ratio(8)	9.84	9.86	9.79
Tangible equity / tangible assets ratio(9)	9.10	9.03	8.91
Tangible common equity / tangible assets ratio(10)	8.41	8.33	8.22

See Notes to the Year to Date and Quarterly Key Statistics.

HUNTINGTON BANCSHARES INCORPORATED

Year to Date Key Statistics(1)

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2012	2011	Amount	Percent
Net interest income	$846,171	$807,667	$38,504	5%
Provision for credit losses	70,926	85,182	(14,256)	(17)
Noninterest income	539,139	492,712	46,427	9
Noninterest expense	906,945	859,108	47,837	6

Income before income taxes	407,439	356,089	51,350	14
Provision for income taxes	101,463	83,725	17,738	21

Net Income	$305,976	$272,364	$33,612	12%

Dividends on preferred shares	16,033	15,407	626	4

Net income applicable to common shares	$289,943	$256,957	$32,986	13%

Net income per common share—diluted	$0.33	$0.30	$0.03	10%
Cash dividends declared per common share	0.08	0.02	0.06	300

Average common shares—basic	863,380	863,358	22	—
Average common shares—diluted	868,357	867,353	1,004	—

Return on average assets	1.11%	1.03%
Return on average common shareholders’ equity	11.3	11.0
Return on average tangible common shareholders’ equity(2)	13.3	13.4
Net interest margin(3)	3.41	3.41
Efficiency ratio(4)	63.3	63.7
Effective tax rate	24.9	23.5

Average loans and leases	$40,161,604	$38,317,324	$1,844,280	5
Average earning assets	50,408,502	48,180,174	2,228,329	5
Average total assets	55,246,698	53,067,377	2,179,321	4
Average core deposits(5)	42,083,899	39,189,945	2,893,953	7
Average shareholders’ equity	5,554,922	5,083,797	471,124	9

Net charge-offs (NCOs)	167,237	262,617	(95,380)	(36)
NCOs as a % of average loans and leases	0.83%	1.37%

See Notes to the Year to Date and Quarterly Key Statistics.

Notes to the Year to Date and Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)

All loans acquired as part of the FDIC-assisted Fidelity Bank acquisition accrue interest as performing loans or as purchased impaired loans under ASC 310-30, therefore none of the acquired loans were reported as nonaccrual at June 30, 2012 or March 31, 2012.

(7)	NPAs include residential real estate owned acquired as part of the FDIC-assisted Fidelity Bank acquisition.
(8)	June 30, 2012, figures are estimated.
(9)

Tangible equity (total equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(10)

Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

				Change
	2012	2011		June ‘12 vs ‘11
(dollar amounts in thousands, except number of shares)	June 30,	December 31,	June 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,218,588	$1,115,968	$983,882	$234,706	24%
Interest-bearing deposits in banks	88,825	90,943	116,698	(27,873)	(24)
Trading account securities	53,837	45,899	98,771	(44,934)	(45)
Loans held for sale	2,123,371	1,618,391	224,860	1,898,511	844
Available-for-sale and other securities	8,666,778	8,078,014	8,099,716	567,062	7
Held-to-maturity securities	598,385	640,551	670,478	(72,093)	(11)
Loans and leases(1)	39,959,180	38,923,783	39,126,452	832,728	2
Allowance for loan and lease losses	(859,646)	(964,828)	(1,071,126)	211,480	(20)

Net loans and leases	39,099,534	37,958,955	38,055,326	1,044,208	3

Bank owned life insurance	1,573,891	1,549,783	1,523,440	50,451	3
Premises and equipment	583,057	564,429	528,590	54,467	10
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	159,195	175,302	201,864	(42,669)	(21)
Accrued income and other assets	2,013,230	2,168,149	2,102,146	(88,916)	(4)

Total assets	$56,622,959	$54,450,652	$53,050,039	$3,572,920	7%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$46,076,075	$43,279,625	$41,402,355	$4,673,720	11%
Short-term borrowings	1,205,995	1,441,092	2,022,946	(816,951)	(40)
Federal Home Loan Bank advances	835,653	362,972	220,224	615,429	279
Other long-term debt	310,043	1,231,517	1,635,247	(1,325,204)	(81)
Subordinated notes	1,418,216	1,503,368	1,496,461	(78,245)	(5)
Accrued expenses and other liabilities	1,127,746	1,213,978	1,020,163	107,583	11

Total liabilities	50,973,728	49,032,552	47,797,396	3,176,332	7

Shareholder’s equity

Preferred stock — authorized 6,617,808 shares-
Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	—	23,785	—

Common stock — Par value of $0.01	8,596	8,656	8,643	(47)	(1)
Capital surplus	7,569,481	7,596,809	7,588,248	(18,767)	—
Less treasury shares, at cost	(10,393)	(10,255)	(9,357)	(1,036)	11
Accumulated other comprehensive loss	(135,977)	(173,763)	(122,543)
Retained earnings	(2,168,768)	(2,389,639)	(2,574,855)	406,087	(16)

Total shareholders’ equity	5,649,231	5,418,100	5,252,643	396,588	8

Total liabilities and shareholders’ equity	$56,622,959	$54,450,652	$53,050,039	$3,572,920	7%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	600,000,000
Common shares issued	859,597,015	865,584,517	864,310,281
Common shares outstanding	858,401,176	864,406,152	863,323,099
Treasury shares outstanding	1,195,839	1,178,365	987,182
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	362,507

(1)	See page 5 for detail of loans and leases.
(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

	2012				2011
(dollar amounts in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	(Unaudited)		(Unaudited)				(Unaudited)		(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$16,322	41%	$15,838	39%	$14,699	38%	$13,939	36%	$13,544	35%
Commercial real estate:
Construction	591	1	597	1	580	1	520	1	591	2
Commercial	5,317	13	5,443	13	5,246	13	5,414	14	5,573	14

Commercial real estate	5,908	14	6,040	14	5,826	14	5,934	15	6,164	16

Total commercial	22,230	55	21,878	53	20,525	52	19,873	51	19,708	51

Consumer:
Automobile	3,808	10	4,787	12	4,458	11	5,558	14	6,190	16
Home equity	8,344	21	8,261	20	8,215	21	8,079	21	7,952	20
Residential mortgage	5,123	13	5,284	13	5,228	13	4,986	13	4,751	12
Other consumer	454	1	469	2	498	3	516	1	525	1

Total consumer	17,729	45	18,801	47	18,399	48	19,139	49	19,418	49

Total loans and leases	$39,959	100%	$40,679	100%	$38,924	100%	$39,012	100%	$39,126	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,714	32%	$12,432	31%	$12,361	32%	$12,183	31%	$12,019	31%
Regional and Commercial Banking	10,420	26	9,936	24	9,134	23	8,723	22	8,291	21
AFCRE	10,892	27	11,698	29	11,375	29	12,318	32	13,273	34
WGH	5,904	15	5,968	14	5,952	16	5,713	15	5,493	14
Treasury / Other	29	—	645	2	102	—	75	—	50	—

Total loans and leases	$39,959	100%	$40,679	100%	$38,924	100%	$39,012	100%	$39,126	100%

	2012				2011
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:
Retail and Business Banking	$12,977	32%	$12,420	32%	$12,302	31%	$12,126	31%	$11,948	31%
Regional and Commercial Banking	10,229	25	9,250	24	8,902	23	8,495	22	8,069	21
AFCRE	11,891	29	11,468	29	12,496	32	13,101	33	13,145	34
WGH	6,007	14	5,920	15	5,731	14	5,522	14	5,297	14
Treasury / Other	75	—	87	—	87	—	53	—	76	—

Total loans and leases	$41,179	100%	$39,145	100%	$39,518	100%	$39,297	100%	$38,535	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

Huntington Bancshares Incorporated

Deposits Composition

	2012				2011
(dollar amounts in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	(Unaudited)		(Unaudited)				(Unaudited)		(Unaudited)
Ending Balances by Type:
Demand deposits — noninterest-bearing	$12,324	27%	$11,797	26%	$11,158	26%	$9,502	22%	$8,210	20%
Demand deposits — interest-bearing	6,060	13	6,126	14	5,722	13	5,763	13	5,642	14
Money market deposits	13,756	30	13,169	29	13,117	30	13,759	32	12,643	31
Savings and other domestic deposits	4,961	11	4,954	11	4,698	11	4,711	11	4,752	11
Core certificates of deposit	6,508	14	6,920	15	6,513	15	7,084	16	7,936	19

Total core deposits	43,609	95	42,966	95	41,208	95	40,819	94	39,183	95
Other domestic deposits of $250,000 or more	260	1	325	1	390	1	421	1	436	1
Brokered deposits and negotiable CDs	1,888	4	1,276	3	1,321	3	1,535	4	1,486	4
Deposits in foreign offices	319	—	442	1	361	1	445	1	297	—

Total deposits	$46,076	100%	$45,009	100%	$43,280	100%	$43,220	100%	$41,402	100%

Total core deposits:
Commercial	$18,324	42%	$17,101	40%	$16,366	40%	$15,526	38%	$13,541	35%
Consumer	25,285	58	25,865	60	24,842	60	25,293	62	25,642	65

Total core deposits	$43,609	100%	$42,966	100%	$41,208	100%	$40,819	100%	$39,183	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,348	62%	$27,935	62%	$27,536	64%	$28,095	65%	$28,325	68%
Regional and Commercial Banking	5,333	12	4,748	11	4,683	11	4,173	10	3,539	9
AFCRE	907	2	914	2	881	2	817	2	819	2
WGH	9,782	20	9,632	21	9,115	21	9,013	21	7,708	19
Treasury / Other(1)	1,706	4	1,780	4	1,065	2	1,122	2	1,011	2

Total deposits	$46,076	100%	$45,009	100%	$43,280	100%	$43,220	100%	$41,402	100%

	2012				2011
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:
Retail and Business Banking	$28,260	63%	$27,452	63%	$27,835	64%	$28,290	67%	$28,780	70%
Regional and Commercial Banking	4,762	11	4,680	11	4,467	10	3,902	9	3,484	8
AFCRE	855	2	811	2	802	2	796	2	784	2
WGH	9,783	21	9,450	22	9,406	21	8,243	20	7,467	18
Treasury / Other(1)	1,197	3	1,072	2	1,093	3	1,047	2	739	2

Total deposits	$44,857	100%	$43,465	100%	$43,603	100%	$42,278	100%	$41,254	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances					Change
	2012		2011			2Q12 vs 2Q11
(dollar amounts in millions)	Second	First	Fourth	Third	Second	Amount	Percent
Assets
Interest-bearing deposits in banks	$124	$100	$107	$164	$131	$(7)	(5)%
Trading account securities	54	50	81	92	112	(58)	(52)
Federal funds sold and securities purchased under resale agreements	—	—	—	—	21	(21)	(100)
Loans held for sale	410	1,265	316	237	181	229	127
Available-for-sale and other securities:
Taxable	8,285	8,171	8,065	7,902	8,428	(143)	(2)
Tax-exempt	387	404	409	421	436	(49)	(11)

Total available-for-sale and other securities	8,672	8,575	8,474	8,323	8,864	(192)	(2)
Held-to-maturity securities — taxable	611	632	650	665	174	437	251
Loans and leases:(1)
Commercial:
Commercial and industrial	16,094	14,824	14,219	13,664	13,370	2,724	20
Commercial real estate:
Construction	584	598	533	670	554	30	5
Commercial	5,491	5,254	5,425	5,441	5,679	(188)	(3)

Commercial real estate	6,075	5,852	5,958	6,111	6,233	(158)	(3)

Total commercial	22,169	20,676	20,177	19,775	19,603	2,566	13

Consumer:
Automobile	4,985	4,576	5,639	6,211	5,954	(969)	(16)
Home equity	8,310	8,234	8,149	8,002	7,874	436	6
Residential mortgage	5,253	5,174	5,043	4,788	4,566	687	15
Other consumer	462	485	511	521	538	(76)	(14)

Total consumer	19,010	18,469	19,342	19,522	18,932	78	—

Total loans and leases	41,179	39,145	39,519	39,297	38,535	2,644	7
Allowance for loan and lease losses	(908)	(961)	(1,014)	(1,066)	(1,128)	220	(20)

Net loans and leases	40,271	38,184	38,505	38,231	37,407	2,864	8

Total earning assets	51,050	49,767	49,147	48,778	48,018	3,032	6

Cash and due from banks	928	1,012	1,671	1,700	1,068	(140)	(13)
Intangible assets	609	613	625	639	652	(43)	(7)
All other assets	4,158	4,225	4,221	4,142	4,160	(2)	(0)

Total assets	$55,837	$54,656	$54,650	$54,193	$52,770	$3,067	6%

Liabilities and shareholders’ equity
Deposits:
Demand deposits — noninterest-bearing	$12,064	$11,273	$10,716	$8,719	$7,806	$4,258	55%
Demand deposits — interest-bearing	5,939	5,646	5,570	5,573	5,565	374	7
Money market deposits	13,182	13,141	13,594	13,321	12,879	303	2
Savings and other domestic deposits	4,978	4,817	4,706	4,752	4,778	200	4
Core certificates of deposit	6,618	6,510	6,769	7,592	8,079	(1,461)	(18)

Total core deposits	42,781	41,387	41,355	39,957	39,107	3,674	9
Other domestic deposits of $250,000 or more	298	347	405	387	467	(169)	(36)
Brokered deposits and negotiable CDs	1,421	1,301	1,410	1,533	1,333	88	7
Deposits in foreign offices	357	430	434	401	347	10	3

Total deposits	44,857	43,465	43,604	42,278	41,254	3,603	9
Short-term borrowings	1,391	1,512	1,728	2,251	2,112	(721)	(34)
Federal Home Loan Bank advances	626	419	29	285	97	529	545
Subordinated notes and other long-term debt	2,251	2,652	2,866	3,030	3,249	(998)	(31)

Total interest-bearing liabilities	37,061	36,775	37,511	39,125	38,906	(1,845)	(5)

All other liabilities	1,094	1,116	978	1,017	913	181	20
Shareholders’ equity	5,618	5,492	5,445	5,332	5,145	473	9

Total liabilities and shareholders’ equity	$55,837	$54,656	$54,650	$54,193	$52,770	$3,067	6%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin — Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2012		2011
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	$97	$12	$15	$17	$73
Trading account securities	223	207	197	325	447
Federal funds sold and securities purchased under resale agreements	—	—	—	—	5
Loans held for sale	3,541	12,005	3,124	2,643	2,247
Available-for-sale and other securities:
Taxable	48,245	48,824	47,784	47,946	54,603
Tax-exempt	4,099	4,209	4,313	4,392	4,385

Total available-for-sale and other securities	52,344	53,033	52,097	52,338	58,988
Held-to-maturity securities — taxable	4,539	4,714	4,867	5,059	1,287
Loans and leases:
Commercial:
Commercial and industrial	162,419	150,397	145,825	144,151	145,675
Commercial real estate:
Construction	5,397	5,831	6,513	6,620	4,718
Commercial	54,554	50,750	54,220	54,429	55,947

Commercial real estate	59,951	56,581	60,733	61,049	60,665

Total commercial	222,370	206,978	206,558	205,200	206,340

Consumer:
Automobile	57,971	55,435	68,283	76,488	75,110
Home equity	89,358	88,582	89,876	89,112	88,358
Residential mortgage	54,326	53,914	54,263	53,521	52,700
Other consumer	8,522	8,992	9,416	9,951	10,416

Total consumer	210,177	206,923	221,838	229,072	226,584

Total loans and leases	432,547	413,901	428,396	434,272	432,924

Total earning assets	$493,291	$483,872	$488,696	$494,654	$495,971

Liabilities
Deposits:
Demand deposits — noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits — interest-bearing	987	845	1,182	1,458	1,240
Money market deposits	9,954	8,343	10,994	13,845	12,807
Savings and other domestic deposits	4,858	5,345	6,213	8,231	8,870
Core certificates of deposit	22,682	25,919	28,851	37,323	41,041

Total core deposits	38,481	40,452	47,240	60,857	63,958
Other domestic deposits of $250,000 or more	493	583	794	907	1,171
Brokered deposits and negotiable CDs	2,650	2,547	2,727	2,963	2,948
Deposits in foreign offices	165	197	206	258	227

Total deposits	41,789	43,779	50,967	64,985	68,304
Short-term borrowings	558	583	764	931	856
Federal Home Loan Bank advances	333	222	156	233	215
Subordinated notes and other long-term debt	15,902	18,144	18,305	18,369	19,425

Total interest bearing liabilities	58,582	62,728	70,192	84,518	88,800

Net interest income	$434,709	$421,144	$418,504	$410,136	$407,171

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin Analysis

(Unaudited)

	Average Rates (2)
	2012		2011
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	0.31%	0.05%	0.06%	0.04%	0.22%
Trading account securities	1.64	1.65	0.97	1.41	1.59
Federal funds sold and securities purchased under resale agreements	—	—	—	—	0.09
Loans held for sale	3.46	3.80	3.96	4.46	4.97
Available-for-sale and other securities:
Taxable	2.33	2.39	2.37	2.43	2.59
Tax-exempt	4.23	4.17	4.22	4.17	4.02

Total available-for-sale and other securities	2.41	2.47	2.46	2.52	2.66
Held-to-maturity securities — taxable	2.97	2.98	2.99	3.04	2.96
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.99	4.01	4.01	4.13	4.31
Commercial real estate:
Construction	3.66	3.85	4.78	3.87	3.37
Commercial	3.93	3.82	3.91	3.91	3.90

Commercial real estate	3.89	3.82	3.99	3.91	3.84

Total commercial	3.97	3.96	4.01	4.06	4.16

Consumer:
Automobile	4.68	4.87	4.80	4.89	5.06
Home equity	4.30	4.30	4.41	4.45	4.49
Residential mortgage	4.14	4.17	4.30	4.47	4.62
Other consumer	7.42	7.47	7.32	7.57	7.76

Total consumer	4.43	4.49	4.57	4.68	4.79

Total loans and leases	4.18	4.21	4.28	4.37	4.47

Total earning assets	3.89%	3.91%	3.95%	4.02%	4.14%

Liabilities
Deposits:
Demand deposits — noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits — interest-bearing	0.07	0.06	0.08	0.10	0.09
Money market deposits	0.30	0.26	0.32	0.41	0.40
Savings and other domestic deposits	0.39	0.45	0.52	0.69	0.74
Core certificates of deposit	1.38	1.60	1.69	1.95	2.04

Total core deposits	0.50	0.54	0.61	0.77	0.82
Other domestic deposits of $250,000 or more	0.66	0.68	0.78	0.93	1.01
Brokered deposits and negotiable CDs	0.75	0.79	0.77	0.77	0.89
Deposits in foreign offices	0.19	0.18	0.19	0.26	0.26

Total deposits	0.51	0.55	0.61	0.77	0.82
Short-term borrowings	0.16	0.16	0.18	0.16	0.16
Federal Home Loan Bank advances	0.21	0.21	2.09	0.32	0.88
Subordinated notes and other long-term debt	2.83	2.74	2.56	2.43	2.39

Total interest-bearing liabilities	0.63	0.68	0.74	0.86	0.91

Net interest rate spread	3.18	3.15	3.15	3.11	3.19
Impact of noninterest-bearing funds on margin	0.25	0.25	0.23	0.22	0.21

Net interest margin	3.42%	3.40%	3.38%	3.34%	3.40%

Commercial Loan Derivative Impact
(Unaudited)

	Average Rates (2)
	2012		2011
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Commercial loans(2)(3)	3.67%	3.69%	3.79%	3.79%	3.83%
Impact of commercial loan derivatives	0.30	0.27	0.22	0.27	0.34

Total commercial — as reported	3.97%	3.96%	4.01%	4.06%	4.16%

Average 30 day LIBOR	0.24%	0.26%	0.26%	0.21%	0.20%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2012		2011			2Q12 vs 2Q11
(dollar amounts in thousands, except per share amounts)	Second	First	Fourth	Third	Second	Amount	Percent
Interest income	$487,544	$479,937	$485,216	$490,996	$492,137	$(7,844)	(2)%
Interest expense	58,582	62,728	70,191	84,518	88,800	(30,218)	(34)

Net interest income	428,962	417,209	415,025	406,478	403,337	25,625	6
Provision for credit losses	36,520	34,406	45,291	43,586	35,797	723	2

Net interest income after provision for credit losses	392,442	382,803	369,734	362,892	367,540	24,902	7

Service charges on deposit accounts	65,998	60,292	63,324	65,184	60,675	5,323	9
Trust services	29,914	30,906	28,775	29,473	30,392	(478)	(2)
Electronic banking	20,514	18,630	18,282	32,901	31,728	(11,214)	(35)
Mortgage banking income	38,349	46,418	24,098	12,791	23,835	14,514	61
Brokerage income	19,025	19,260	18,688	20,349	20,819	(1,794)	(9)
Insurance income	17,384	18,875	17,906	17,220	16,399	985	6
Bank owned life insurance income	13,967	13,937	14,271	15,644	17,602	(3,635)	(21)
Capital markets fees	13,455	9,982	9,811	11,256	8,537	4,918	58
Gain on sale of loans	4,131	26,770	2,884	19,097	2,756	1,375	50
Automobile operating lease income	2,877	3,775	4,727	5,890	7,307	(4,430)	(61)
Securities gains (losses)	350	(613)	(3,878)	(1,350)	1,507	(1,157)	(77)
Other income	27,855	37,088	30,464	30,104	34,210	(6,355)	(19)

Total noninterest income	253,819	285,320	229,352	258,559	255,767	(1,948)	(1)

Personnel costs	243,034	243,498	228,101	226,835	218,570	24,464	11
Outside data processing and other services	48,149	42,058	53,422	49,602	43,889	4,260	10
Net occupancy	25,474	29,079	26,841	26,967	26,885	(1,411)	(5)
Equipment	24,872	25,545	25,884	22,262	21,921	2,951	13
Deposit and other insurance expense	15,731	20,738	18,481	17,492	23,823	(8,092)	(34)
Marketing	21,365	16,776	16,379	22,251	20,102	1,263	6
Professional services	15,458	11,230	16,769	20,281	20,080	(4,622)	(23)
Amortization of intangibles	11,940	11,531	13,175	13,387	13,386	(1,446)	(11)
Automobile operating lease expense	2,183	2,854	3,362	4,386	5,434	(3,251)	(60)
OREO and foreclosure expense	4,106	4,950	5,009	4,668	4,398	(292)	(7)
Gain on early extinguishment of debt	(2,580)	—	(9,697)	—	—	(2,580)	—
Other expense	34,537	54,417	32,548	30,987	29,921	4,616	15

Total noninterest expense	444,269	462,676	430,274	439,118	428,409	15,860	4

Income before income taxes	201,992	205,447	168,812	182,333	194,898	7,094	4
Provision for income taxes	49,286	52,177	41,954	38,942	48,980	306	1

Net income	$152,706	$153,270	$126,858	$143,391	$145,918	$6,788	5%

Dividends on preferred shares	7,984	8,049	7,703	7,703	7,704	280	4

Net income applicable to common shares	$144,722	$145,221	$119,155	$135,688	$138,214	$6,508	5%

Average common shares — basic	862,261	864,499	864,136	863,911	863,358	(1,097)	—%
Average common shares — diluted	867,551	869,164	868,156	867,633	867,469	82	—%

Per common share
Net income — basic	$0.17	$0.17	$0.14	$0.16	$0.16	$0.01	6%
Net income — diluted	0.17	0.17	0.14	0.16	0.16	0.01	6
Cash dividends declared	0.04	0.04	0.04	0.04	0.01	0.03	300

Return on average total assets	1.10%	1.13%	0.92%	1.05%	1.11%	(0.01)%	(1)
Return on average common shareholders’ equity	11.1	11.4	9.3	10.8	11.6	(0.5)	(4)
Return on average tangible common shareholders’ equity(2)	13.1	13.5	11.2	13.0	13.3	(0.2)	(2)
Net interest margin(3)	3.42	3.40	3.38	3.34	3.40	0.02	1
Efficiency ratio(4)	62.8	63.8	64.0	63.5	62.7	0.1	—
Effective tax rate	24.4	25.4	24.9	21.4	25.1	(0.7)	(3)

Revenue — fully-taxable equivalent (FTE)
Net interest income	$428,962	$417,209	$415,025	$406,478	$403,337	$25,625	6
FTE adjustment	5,747	3,935	3,479	3,658	3,834	1,913	50

Net interest income(3)	434,709	421,144	418,504	410,136	407,171	27,538	7
Noninterest income	253,819	285,320	229,352	258,559	255,767	(1,948)	(1)

Total revenue(3)	$688,528	$706,464	$647,856	$668,695	$662,938	$25,590	4%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2012		2011			2Q12 vs 2Q11
(dollar amounts in thousands, except as noted)	Second	First	Fourth	Third	Second	Amount	Percent
Mortgage banking income

Origination and secondary marketing	$30,184	$31,304	$21,248	$15,648	$11,522	$18,662	162%
Servicing fees	11,618	11,760	11,993	12,140	12,417	(799)	(6)
Amortization of capitalized servicing	(9,108)	(9,279)	(8,813)	(9,641)	(9,052)	(56)	1
Other mortgage banking income	4,814	4,966	3,652	3,826	4,259	555	13

Subtotal	37,508	38,751	28,080	21,973	19,146	18,362	96

MSR valuation adjustment(1)	(19,013)	9,907	(6,985)	(39,394)	(8,292)	(10,721)	129
Net trading gains (losses) related to MSR hedging	19,854	(2,240)	3,003	30,212	12,981	6,873	53

Total mortgage banking income	$38,349	$46,418	$24,098	$12,791	$23,835	$14,514	61%

Mortgage originations (in millions)	$1,291	$1,157	$1,123	$953	$916	$375	41
Average trading account securities used to hedge MSRs (in millions)	4	5	6	7	22	(18)	(82)%
Capitalized mortgage servicing rights(2)	128,297	148,349	137,435	145,277	189,740	(61,443)	(32)
Total mortgages serviced for others (in millions)(2)	15,724	15,902	15,886	16,061	16,315	(591)	(4)
MSR % of investor servicing portfolio(2)	0.82%	0.93%	0.87%	0.90%	1.16%	(0.34)%	(2,931)

Net impact of MSR hedging

MSR valuation adjustment(1)	$(19,013)	$9,907	$(6,985)	$(39,394)	$(8,292)	$(10,721)	129%
Net trading gains (losses) related to MSR hedging	19,854	(2,240)	3,003	30,212	12,981	6,873	53
Net interest income (loss) related to MSR hedging	(21)	(9)	(34)	17	84	(105)	N.R.

Net gain (loss) of MSR hedging	$820	$7,658	$(4,016)	$(9,165)	$4,773	$(3,953)	(83)%

N.R.	— Not relevant, as denominator of calculation is income in prior period compared with a loss in the current period.
(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2012		2011
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Allowance for loan and lease losses, beginning of period	$913,069	$964,828	$1,019,710	$1,071,126	$1,133,226

Loan and lease losses	(108,092)	(107,960)	(114,146)	(115,899)	(128,701)
Recoveries of loans previously charged off	23,847	24,968	30,229	25,344	31,167

Net loan and lease losses	(84,245)	(82,992)	(83,917)	(90,555)	(97,534)

Provision for loan and lease losses	36,476	31,928	35,614	45,867	36,948
Allowance of assets sold or transferred to loans held for sale	(5,654)	(695)	(6,579)	(6,728)	(1,514)

Allowance for loan and lease losses, end of period	$859,646	$913,069	$964,828	$1,019,710	$1,071,126

Allowance for unfunded loan commitments and letters of credit, beginning of period	$50,934	$48,456	$38,779	$41,060	$42,211

Provision for (reduction in) unfunded loan commitments and letters of credit losses	44	2,478	9,677	(2,281)	(1,151)

Allowance for unfunded loan commitments and letters of credit, end of period	$50,978	$50,934	$48,456	$38,779	$41,060

Total allowance for credit losses, end of period	$910,624	$964,003	$1,013,284	$1,058,489	$1,112,186

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.15%	2.24%	2.48%	2.61%	2.74%
Nonaccrual loans and leases (NALs)	181	195	178	180	174
Nonperforming assets (NPAs)	164	173	163	166	164

Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.28%	2.37%	2.60%	2.71%	2.84%
Nonaccrual loans and leases	192	206	187	187	181
Nonperforming assets	174	183	172	172	170

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2012		2011
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$15,678	$28,495	$10,913	$17,891	$18,704
Commercial real estate:
Construction	(1,531)	(1,186)	(2,471)	1,450	4,145
Commercial	30,709	11,692	30,854	22,990	23,450

Commercial real estate	29,178	10,506	28,383	24,440	27,595

Total commercial	44,856	39,001	39,296	42,331	46,299

Consumer:
Automobile	449	3,078	4,237	3,863	2,255
Home equity	21,045	23,729	23,419	26,222	25,441
Residential mortgage	10,786	10,570	9,732	11,562	16,455
Other consumer	7,109	6,614	7,233	6,577	7,084

Total consumer	39,389	43,991	44,621	48,224	51,235

Total net charge-offs	$84,245	$82,992	$83,917	$90,555	$97,534

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.39%	0.77%	0.31%	0.52%	0.56%
Commercial real estate:
Construction	(1.05)	(0.79)	(1.85)	0.87	2.99
Commercial	2.24	0.89	2.27	1.69	1.65

Commercial real estate	1.92	0.72	1.91	1.60	1.77

Total commercial	0.81	0.75	0.78	0.86	0.94

Consumer:
Automobile	0.04	0.27	0.30	0.25	0.15
Home equity	1.01	1.15	1.15	1.31	1.29
Residential mortgage	0.82	0.82	0.77	0.97	1.44
Other consumer	6.15	5.45	5.66	5.05	5.27

Total consumer	0.83	0.95	0.92	0.99	1.08

Net charge-offs as a % of average loans	0.82%	0.85%	0.85%	0.92%	1.01%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2012		2011
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$133,678	$142,492	$201,846	$209,632	$229,327
Commercial real estate	219,417	205,105	229,889	257,086	291,500
Residential mortgage	75,048	74,114	68,658	61,129	59,853
Home equity	46,023	45,847	40,687	37,156	33,545

Total nonaccrual loans and leases (1)	474,166	467,558	541,080	565,003	614,225

Other real estate, net:
Residential(2)	21,499	31,850	20,330	18,588	20,803
Commercial	17,109	16,897	18,094	19,418	17,909

Total other real estate, net	38,608	48,747	38,424	38,006	38,712
Other NPAs (3)	10,476	10,772	10,772	10,972	—

Total nonperforming assets(2)	$523,250	$527,077	$590,276	$613,981	$652,937

Nonaccrual loans and leases as a % of total loans and leases	1.19%	1.15%	1.39%	1.45%	1.57%

NPA ratio(4)	1.31	1.29	1.51	1.57	1.67

	2012		2011
	Second	First	Fourth	Third	Second
Nonperforming assets, beginning of period	$527,077	$590,276	$613,981	$652,937	$690,886
New nonperforming assets(2)	221,010	134,636	189,138	153,626	210,255
Franklin impact, net	—	—	(534)	(349)	(5,088)
Returns to accruing status	(39,376)	(32,056)	(30,677)	(25,794)	(68,429)
Loan and lease losses	(74,546)	(75,366)	(79,117)	(79,992)	(74,945)
OREO losses (gains)	(459)	(295)	(867)	(242)	388
Payments	(63,530)	(66,609)	(91,734)	(76,510)	(73,009)
Sales	(46,926)	(23,509)	(9,914)	(9,695)	(27,121)

Nonperforming assets, end of period	$523,250	$527,077	$590,276	$613,981	$652,937

(1)

All loans acquired as part of the FDIC-assisted Fidelity Bank acquisition accrue interest as performing loans or as purchased impaired loans under ASC 310-30, therefore none of the acquired loans were reported as nonaccrual at March 31, 2012 and June 30, 2012.

(2)	Residential real estate owned properties acquired in the FDIC-assisted Fidelity Bank acquisition are reflected in the above table.
(3)	Other nonperforming assets represent an investment security backed by a municipal bond.
(4)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2012		2011
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
Accruing loans and leases past due 90 days or more:

Commercial and industrial (1)	$19,258	$—	$—	$—	$—
Commercial real estate (1)	38,125	—	—	—	—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	15,457	35,604	45,198	32,850	33,975
Home equity	18,500	19,862	20,198	20,420	17,451
Other consumer	4,334	5,091	8,253	7,755	6,227

Total, excl. loans guaranteed by the U.S. Government	95,674	60,557	73,649	61,025	57,653
Add: loans guaranteed by U.S. Government	85,678	94,560	96,703	84,413	76,979

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$181,352	$155,117	$170,352	$145,438	$134,632

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.24%	0.15%	0.19%	0.16%	0.15%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.21	0.23	0.25	0.21	0.19

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.45	0.38	0.44	0.37	0.34

Accruing troubled debt restructured loans: (2)
Commercial and industrial	$57,008	$53,795	$54,007	$77,509	$62,272
Commercial real estate	202,190	231,923	249,968	244,089	177,854
Automobile	34,460	35,521	36,573	37,371	29,059
Home equity	66,997	59,270	52,224	47,712	37,067
Residential mortgage	298,967	294,836	309,678	304,365	313,772
Other consumer	3,038	4,233	6,108	4,513	8,910

Total accruing troubled debt restructured loans	$662,660	$679,578	$708,558	$715,559	$628,934

Nonaccruing troubled debt restructured loans: (2)
Commercial and industrial	$35,535	$26,886	$48,553	$27,410	$29,069
Commercial real estate	55,022	39,606	21,968	46,854	48,676
Home equity	374	334	369	166	28
Residential mortgage	28,332	29,549	26,089	20,877	14,378
Other consumer	113	113	113	113	112

Total nonaccruing troubled debt restructured loans	$119,376	$96,488	$97,092	$95,420	$92,263

(1)	All amounts represent accruing purchased impaired loans related to the FDIC-assisted Fidelity Bank acquisition. Under the applicable accounting guidance (ASC 310-30), the loans were recorded at fair value upon acquisition and remain in accruing status.
(2)	No loans related to the FDIC-assisted Fidelity Bank acquisition were considered troubled debt restructured loans at March 31, 2012.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2012		2011
(dollar amounts in thousands, except per share amounts)	Second	First	Fourth	Third	Second
Common stock price, per share
High(1)	$6.770	$6.580	$5.650	$6.740	$6.920
Low(1)	5.840	5.490	4.670	4.460	6.000
Close	6.400	6.445	5.490	4.800	6.560
Average closing price	6.367	5.974	5.178	5.370	6.506

Dividends, per share
Cash dividends declared per common share	$0.04	$0.04	$0.04	$0.04	$0.01

Common shares outstanding
Average — basic	862,261	864,499	864,136	863,911	863,358
Average — diluted	867,551	869,164	868,156	867,633	867,469
Ending	858,401	864,675	864,406	864,075	863,323

Book value per common share	$6.13	$5.97	$5.82	$5.83	$5.66
Tangible book value per common share(2)	5.49	5.33	5.18	5.17	5.00

Common share repurchases
Number of shares repurchased	6,426	—	—	—	—

	2012		2011
(dollar amounts in millions)	June 30,	March 31,	December 31,	September 30,	June 30,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,649	$5,550	$5,418	$5,400	$5,253
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(159)	(171)	(175)	(188)	(202)
Add: related deferred tax liability(2)	56	60	61	66	71

Total tangible equity	5,102	4,995	4,860	4,834	4,678
Less: preferred equity	(386)	(386)	(386)	(363)	(363)

Total tangible common equity	$4,716	$4,609	$4,474	$4,471	$4,315

Total assets	$56,623	$55,877	$54,451	$54,979	$53,050
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(159)	(171)	(175)	(188)	(202)
Add: related deferred tax liability(2)	56	60	61	66	71

Total tangible assets	$56,076	$55,322	$53,893	$54,413	$52,475

Tangible equity / tangible asset ratio	9.10%	9.03%	9.02%	8.88%	8.91%
Tangible common equity / tangible asset ratio	8.41	8.33	8.30	8.22	8.22

Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$5,714	$5,709	$5,557	$5,488	$5,353
Shareholders’ preferred equity	(386)	(386)	(386)	(363)	(363)
Trust preferred securities	(449)	(532)	(532)	(565)	(565)
REIT preferred stock	(50)	(50)	(50)	(50)	(50)

Tier 1 common	$4,829	$4,741	$4,589	$4,510	$4,375

Total risk-weighted assets(4)	$47,903	$46,716	$45,891	$44,376	$44,080
Tier 1 common risk-based capital ratio(4)	10.08%	10.15%	10.00%	10.17%	9.92%
Other capital data:
Tier 1 leverage ratio(4)	10.34	10.55	10.28	10.24	10.25
Tier 1 risk-based capital ratio(4)	11.93	12.22	12.11	12.37	12.14
Total risk-based capital ratio(4)	14.41	14.76	14.77	15.11	14.89
Tangible common equity / risk-weighted assets ratio(4)	9.84	9.86	9.75	10.08	9.79

Other data:
Number of employees (full-time equivalent)	11,417	11,166	11,245	11,473	11,457
Number of domestic full-service branches(3)	682	669	668	650	643

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes WGH offices.
(4)	June 30, 2012, figures are estimated.

Huntington Bancshares Incorporated

Consolidated Year To Date Average Balance Sheets

(Unaudited)

	YTD Average Balances
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2012	2011	Amount	Percent
Assets
Interest bearing deposits in banks	$112	$130	$(18)	(14)%
Trading account securities	52	128	(76)	(59)
Federal funds sold and securities purchased under resale agreements	—	11	(11)	(100)
Loans held for sale	837	300	537	179
Available-for-sale and other securities:
Taxable	8,228	8,766	(538)	(6)
Tax-exempt	396	441	(45)	(10)

Total available-for-sale and other securities	8,624	9,207	(583)	(6)
Held-to-maturity securities - taxable	622	87	535	615
Loans and leases:(1)
Commercial:
Commercial and industrial	15,458	13,246	2,212	17
Commercial real estate:
Construction	591	582	9	2
Commercial	5,373	5,795	(422)	(7)

Commercial real estate	5,964	6,377	(413)	(6)

Total commercial	21,422	19,623	1,799	9

Consumer:
Automobile	4,781	5,829	(1,048)	(18)
Home equity	8,272	7,801	471	6
Residential mortgage	5,214	4,516	698	15
Other consumer	473	548	(75)	(14)

Total consumer	18,740	18,694	46	—

Total loans and leases	40,162	38,317	1,845	5
Allowance for loan and lease losses	(934)	(1,179)	245	(21)

Net loans and leases	39,228	37,138	2,090	6

Total earning assets	50,409	48,180	2,229	5

Cash and due from banks	970	1,183	(213)	(18)
Intangible assets	611	659	(48)	(7)
All other assets	4,191	4,224	(33)	(1)

Total assets	$55,247	$53,067	$2,180	4%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$11,668	$7,571	$4,097	54%
Demand deposits - interest-bearing	5,792	5,462	330	6
Money market deposits	13,162	13,184	(22)	—
Savings and other domestic deposits	4,898	4,740	158	3
Core certificates of deposit	6,564	8,234	(1,670)	(20)

Total core deposits	42,084	39,191	2,893	7
Other domestic deposits of $250,000 or more	323	536	(213)	(40)
Brokered deposits and negotiable CDs	1,361	1,372	(11)	(1)
Deposits in foreign offices	393	360	33	9

Total deposits	44,161	41,459	2,702	7
Short-term borrowings	1,451	2,123	(672)	(32)
Federal Home Loan Bank advances	523	63	460	730
Subordinated notes and other long-term debt	2,452	3,386	(934)	(28)

Total interest-bearing liabilities	36,919	39,460	(2,541)	(6)

All other liabilities	1,105	952	153	16
Shareholders’ equity	5,555	5,084	471	9

Total liabilities and shareholders’ equity	$55,247	$53,067	$2,180	4%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin Analysis — Interest Income / Expense (1)

(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in thousands)	2012	2011
Assets
Interest bearing deposits in banks	$109	$110
Trading account securities	429	941
Federal funds sold and securities purchased under resale agreements	—	5
Loans held for sale	15,547	6,531
Available-for-sale and other securities:
Taxable	97,069	112,254
Tax-exempt	8,308	9,622

Total available-for-sale and other securities	105,377	121,876
Held-to-maturity securities — taxable	9,252	1,287
Loans and leases:
Commercial:
Commercial and industrial	312,816	295,639
Commercial real estate:
Construction	11,229	9,856
Commercial	105,304	114,043

Commercial real estate	116,533	123,899

Total commercial	429,349	419,538

Consumer:
Automobile	113,406	148,440
Home equity	177,940	176,016
Residential mortgage	108,240	105,828
Other consumer	17,515	21,221

Total consumer	417,101	451,505

Total loans and leases	846,450	871,043

Total earning assets	$977,164	$1,001,793

Liabilities
Deposits:
Demand deposits — noninterest-bearing	$—	$—
Demand deposits — interest-bearing	1,832	2,457
Money market deposits	18,297	29,505
Savings and other domestic deposits	10,204	18,279
Core certificates of deposit	48,601	83,855

Total core deposits	78,934	134,096
Other domestic deposits of $250,000 or more	1,076	2,792
Brokered deposits and negotiable CDs	5,198	6,799
Deposits in foreign offices	363	414

Total deposits	85,571	144,101
Short-term borrowings	1,136	1,805
Federal Home Loan Bank advances	555	434
Subordinated notes and other long-term debt	34,049	40,007

Total interest-bearing liabilities	121,311	186,347

Net interest income	$855,853	$815,446

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin Analysis

(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2012	2011
Assets
Interest bearing deposits in banks	0.19%	0.17%
Trading account securities	1.65	1.47
Federal funds sold and securities purchased under resale agreements	—	0.09
Loans held for sale	3.71	4.36
Available-for-sale and other securities:
Taxable	2.36	2.56
Tax-exempt	4.20	4.37

Total available-for-sale and other securities	2.44	2.65
Held-to-maturity securities — taxable	2.98	2.95
Loans and leases:(3)
Commercial:
Commercial and industrial	4.00	4.44
Commercial real estate:
Construction	3.76	3.37
Commercial	3.88	3.91

Commercial real estate	3.87	3.86

Total commercial	3.96	4.25

Consumer:
Automobile	4.77	5.14
Home equity	4.30	4.51
Residential mortgage	4.15	4.69
Other consumer	7.44	7.80

Total consumer	4.46	4.85

Total loans and leases	4.20	4.54

Total earning assets	3.90%	4.19%

Liabilities
Deposits:
Demand deposits — noninterest-bearing	—%	—%
Demand deposits — interest-bearing	0.06	0.09
Money market deposits	0.28	0.45
Savings and other domestic deposits	0.42	0.78
Core certificates of deposit	1.49	2.05

Total core deposits	0.52	0.86
Other domestic deposits of $250,000 or more	0.67	1.05
Brokered deposits and negotiable CDs	0.77	1.00
Deposits in foreign offices	0.19	0.23

Total deposits	0.53	0.86
Short-term borrowings	0.16	0.17
Federal Home Loan Bank advances	0.21	1.36
Subordinated notes and other long-term debt	2.78	2.36

Total interest bearing liabilities	0.66	0.95

Net interest rate spread	3.16	3.20
Impact of noninterest-bearing funds on margin	0.25	0.21

Net interest margin	3.41%	3.41%

Commercial Loan Derivative Impact

(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2012	2011
Commercial loans(2)(3)	3.68%	3.83%
Impact of commercial loan derivatives	0.29	0.42

Total commercial — as reported	3.96%	4.25%

Average 30 day LIBOR	0.24%	0.19%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Year To Date Income Statement Data(1)

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2012	2011	Amount	Percent
Interest income	$967,481	$994,014	$8,612	1%
Interest expense	121,310	186,347	(65,037)	(35)

Net interest income	846,171	807,667	38,504	5
Provision for credit losses	70,926	85,182	(14,256)	(17)

Net interest income after provision for credit losses	775,245	722,485	52,760	7

Service charges on deposit accounts	126,290	114,999	11,291	10
Trust services	60,820	61,134	(314)	(1)
Electronic banking	39,144	60,514	(21,370)	(35)
Mortgage banking income	84,767	46,519	38,248	82
Brokerage income	38,285	41,330	(3,045)	(7)
Insurance income	36,259	34,344	1,915	6
Bank owned life insurance income	27,904	32,421	(4,517)	(14)
Capital markets fees	23,437	15,473	7,964	51
Gain on sale of loans	30,901	9,963	20,938	210
Automobile operating lease income	6,652	16,154	(9,502)	(59)
Securities gains (losses)	(263)	1,547	(1,810)	(117)
Other income	64,943	58,314	6,629	11

Total noninterest income	539,139	492,712	46,427	9

Personnel costs	486,532	437,598	48,934	11
Outside data processing and other services	90,207	84,171	6,036	7
Net occupancy	54,553	55,321	(768)	(1)
Equipment	50,417	44,398	6,019	14
Deposit and other insurance expense	36,469	41,719	(5,250)	(13)
Marketing	38,141	36,997	1,144	3
Professional services	26,688	33,545	(6,857)	(20)
Amortization of intangibles	23,471	26,756	(3,285)	(12)
Automobile operating lease expense	5,037	12,270	(7,233)	(59)
OREO and foreclosure expense	9,056	8,329	727	9
Gain on early extinguishment of debt	(2,580)	—	(2,580)	—
Other expense	88,954	78,004	10,950	14

Total noninterest expense	906,945	859,108	47,837	6

Income before income taxes	407,439	356,089	51,350	14
Provision for income taxes	101,463	83,725	17,738	21

Net income	$305,976	$272,364	$33,612	12%

Dividends on preferred shares	16,033	15,407	626	4

Net income applicable to common shares	$289,943	$256,957	$32,986	13%

Average common shares—basic	863,380	863,358	22	—%
Average common shares—diluted(2)	868,357	867,353	1,004	—

Per common share
Net income - basic	$0.34	$0.30	$0.04	13
Net income - diluted	0.33	0.30	0.03	10
Cash dividends declared	0.08	0.02	0.06	300

Return on average total assets	1.11%	1.03%	0.08%	8
Return on average common shareholders’ equity	11.3	11.0	0.3	3
Return on average tangible common shareholders’ equity(3)	13.3	13.4	(0.1)	(1)
Net interest margin(4)	3.41	3.41	—	—
Efficiency ratio(5)	63.3	63.7	(0.4)	(1)
Effective tax rate	24.9	23.5	1.4	6

Revenue—fully taxable equivalent (FTE)
Net interest income	$846,171	$807,667	$38,504	5
FTE adjustment(4)	9,682	7,779	1,903	24

Net interest income	855,853	815,446	40,407	5
Noninterest income	539,139	492,712	46,427	9

Total revenue	$1,394,992	$1,308,158	$86,834	7%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated

Year To Date Mortgage Banking Income

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except as noted)	2012	2011	Amount	Percent
Mortgage banking income

Origination and secondary marketing	$61,488	$31,321	$30,167	96%
Servicing fees	23,378	24,963	(1,585)	(6)
Amortization of capitalized servicing	(18,387)	(18,915)	528	(3)
Other mortgage banking income	9,780	8,028	1,752	22

Subtotal	76,259	45,397	30,862	68

MSR valuation adjustment(1)	(9,106)	(7,518)	(1,588)	21
Net trading gains (losses) related to MSR hedging	17,614	8,640	8,974	104

Total mortgage banking income	$84,767	$46,519	$38,248	82%

Mortgage originations (in millions)	$2,448	$1,845	$603	33%
Average trading account securities used to hedge MSRs (in millions)	5	34	(29)	(85)
Capitalized mortgage servicing rights(2)	128,297	189,740	(61,443)	(32)
Total mortgages serviced for others (in millions)(2)	15,724	16,315	(591)	(4)
MSR % of investor servicing portfolio	0.82%	1.16%	(0.34)%	(29)

Net impact of MSR hedging

MSR valuation adjustment(1)	$(9,106)	$(7,518)	$(1,588)	21%
Net trading gains (losses) related to MSR hedging	17,614	8,640	8,974	104
Net interest income related to MSR hedging	(30)	183	(213)	N.R.

Net gain (loss) on MSR hedging	$8,478	$1,305	$7,173	550%

N.R.—Not relevant, as denominator of calculation is income in prior period compared with a loss in the current period.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Year to Date Credit Reserves Analysis

(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2012	2011
Allowance for loan and lease losses, beginning of period	$964,828	$1,249,008
Loan and lease losses	(216,052)	(327,708)
Recoveries of loans previously charged off	48,815	65,091

Net loan and lease losses	(167,237)	(262,617)

Provision for loan and lease losses	68,404	86,249
Allowance of assets sold or transferred to loan held for sale	(6,349)	(1,514)

Allowance for loan and lease losses, end of period	$859,646	$1,071,126

Allowance for unfunded loan commitments and letters of credit, beginning of period	$48,456	$42,127
Provision for (reduction in) unfunded loan commitments and letters of credit losses	2,522	(1,067)

Allowance for unfunded loan commitments and letters of credit, end of period	$50,978	$41,060

Total allowance for credit losses	$910,624	$1,112,186

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.15%	2.74%
Nonaccrual loans and leases (NALs)	181	174
Nonperforming assets (NPAs)	164	164

Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.28%	2.84%
Nonaccrual loans and leases (NALs)	192	181
Nonperforming assets (NPAs)	174	170

Huntington Bancshares Incorporated

Year to Date Net Charge-Off Analysis

(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2012	2011
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$44,173	$60,895
Commercial real estate:
Construction	(2,717)	32,545
Commercial	42,401	62,733

Commercial real estate	39,684	95,278

Total commercial	83,857	156,173

Consumer:
Automobile	3,527	6,967
Home equity	44,774	52,156
Residential mortgage	21,356	35,387
Other consumer	13,723	11,934

Total consumer	83,380	106,444

Total net charge-offs	$167,237	$262,617

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	0.57%	0.92%
Commercial real estate:
Construction	(0.92)	11.18
Commercial	1.58	2.17

Commercial real estate	1.33	2.99

Total commercial	0.78	1.59

Consumer:
Automobile	0.15	0.24
Home equity	1.08	1.34
Residential mortgage	0.82	1.57
Other consumer	5.80	4.36

Total consumer	0.89	1.14

Net charge-offs as a % of average loans	0.83%	1.37%

Huntington Bancshares Incorporated

Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	June 30,
(dollar amounts in thousands)	2012	2011
Nonaccrual loans and leases (NALs):
Commercial and industrial	$133,678	$229,327
Commercial real estate	219,417	291,500
Residential mortgage	75,048	59,853
Home equity	46,023	33,545

Total nonaccrual loans and leases (1)	474,166	614,225

Other real estate, net:
Residential (2)	21,499	20,803
Commercial	17,109	17,909

Total other real estate, net	38,608	38,712
Impaired loans held for sale	—	—
Other NPAs (3)	10,476	—

Total nonperforming assets (2)	$523,250	$652,937

Nonaccrual loans and leases as a % of total loans and leases	1.19%	1.57%

NPA ratio (4)	1.31	1.67

	Six Months Ended June 30,
(dollar amounts in thousands)	2012	2011
Nonperforming assets, beginning of period	$590,276	$844,752
New nonperforming assets (2)	355,646	402,299
Franklin impact, net	—	(8,594)
Returns to accruing status	(71,432)	(139,315)
Loan and lease losses	(149,912)	(203,675)
OREO losses (gains)	(754)	1,880
Payments	(130,139)	(160,050)
Sales	(70,435)	(84,360)

Nonperforming assets, end of period	$523,250	$652,937

(1)	All loans acquired as part of the FDIC-assisted Fidelity Bank acquisition accrue interest as performing loans or as purchased impaired loans under ASC 310-30, therefore none of the acquired loans were reported as nonaccrual at June 30, 2012.
(2)	Residential real estate owned properties acquired in the FDIC-assisted Fidelity Bank acquisition are reflected in the above table.
(3)	Other nonperforming assets represent an investment security backed by a municipal bond.
(4)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated

Year to Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt

Restructured Loans

(Unaudited)

	June 30,
(dollar amounts in thousands)	2012	2011
Accruing loans and leases past due 90 days or more:
Commercial and industrial (1)	$19,258	$—
Commercial real estate (1)	38,125	—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	15,457	33,975
Home equity	18,500	17,451
Other consumer	4,334	6,227

Total, excl. loans guaranteed by the U.S. Government	95,674	57,653
Add: loans guaranteed by U.S. Government	85,678	76,979

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$181,352	$134,632

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.24%	0.15%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.21	0.19

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.45	0.34

Accruing troubled debt restructured loans: (2)
Commercial and industrial	$57,008	$62,272
Commercial real estate	202,190	177,854
Automobile	34,460	29,059
Home equity	66,997	37,067
Residential mortgage	298,967	313,772
Other consumer	3,038	8,910

Total accruing troubled debt restructured loans	$662,660	$628,934

Nonaccruing troubled debt restructured loans: (2)
Commercial and industrial	$35,535	$29,069
Commercial real estate	55,022	48,676
Home equity	374	28
Residential mortgage	28,332	14,378
Other consumer	113	112

Total nonaccruing troubled debt restructured loans	$119,376	$92,263

(1)	All amounts represent accruing purchased impaired loans related to the FDIC-assisted Fidelity Bank acquisition. Under the applicable accounting guidance (ASC 310-30), the loans were recorded at fair value upon acquisition and remain in accruing status.
(2)	No loans related to the FDIC-assisted Fidelity Bank acquisition were considered troubled debt restructured loans at March 31, 2012.